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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported) March 5, 2007

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

         NEVADA                         000-51859                 98-0372780
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(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)           Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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          ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

GRANT OF STOCK OPTIONS

On March 5, 2007, the following options to acquire common stock, par value $0.001 per share, of Electronic Sensor Technology, Inc. (the "Registrant") were granted at an exercise price of $0.19, under the Registrant's 2005 Stock Incentive Plan. The option grants were evidenced by Notices of Grant of Stock Options and Option Agreements substantially in the form attached as Exhibit 10.2 to the annual report of the Registrant on Form 10-KSB for the fiscal year ended December 31, 2004 filed with the Commission on April 15, 2005.

NAME OF OPTIONEE     TITLE                               NUMBER OF STOCK OPTIONS
------------------   ---------------------------------   -----------------------
Teong Lim            President, Chief Executive
                     Officer and Director                                 40,000
Edward Staples       Chief Scientific Officer and
                     Director                                             50,000
Gary Watson          Vice President of Engineering                        87,500
Francis Chang        Director                                             40,000
Ken Zeiger           Consultant                                           87,500
Ty Hoang             Senior Assembler                                     11,250
Gail Kopp            Q/C Inspector and Buyer                              12,500
Alicia Sanchez       Technician                                           17,500
Catherine Koeritz    Sales Manager                                        18,000
Kelly Dang           Accounting Manager                                   11,500
Robert Pearce        Mechanical Engineer                                  20,000
Frank Zuhde          Associate Director of Software
                     Development                                          22,500

All of the options granted to the above listed individuals were fully vested upon grant.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: March 6, 2007                         By: /s/ Philip Yee
                                                --------------------------------
                                                Name:  Philip Yee
                                                Title: Secretary, Treasurer and
                                                       Chief Financial Officer